Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

8. Commitments and contingencies

Operating leases

The Company is obligated under certain non-cancellable operating leases for its facilities, which expire on various dates through 2027. Certain facility leases contain predetermined fixed escalation of minimum rents. The Company recognizes rent expense on a straight-line basis for these leases and records the difference between recognized rental expense and the amounts payable under the lease agreement as deferred rent. The deferred rent liability was $0.4 million as of December 31, 2020 and 2019. Total rental expense amounted to $0.7 million, $0.5 million, and $0.4 million for the years ended December 31, 2020, 2019, and 2018, respectively, and is recorded in operating expenses in the consolidated statements of operations.

Future minimum lease payments under the non-cancellable leases are as follows:

(in thousands)	Rent Payments

Year Ended December 31,
2021	$747
2022	771
2023	780
2024	813
2025	838
Thereafter	652

Total	$4,601

Litigation

The Company is subject to certain legal proceedings and claims that arise in the normal course of business. In the opinion of management, the Company does not believe that the amount of liability, if any, as a result of these proceedings and claims will have a materially adverse effect on the Company’s consolidated financial position, results of operations, and cash flows. As of December 31, 2020, and 2019, the Company does not have any contingency reserves established for any litigation liabilities.